SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              GLACIER BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                                             STEPHEN M. KLEIN
                                                              (206) 340-9648
March 30, 1999                                             sklein@grahamdunn.com

VIA EDGAR

Securities and Exchange Commission
450 Fifth St NW
Judiciary Plaza
Washington, D.C. 20549-1004

         Re:      Glacier Bancorp, Kalispell, Montana
                  Definitive Proxy Materials
                  File No. 0-18911

Ladies and Gentlemen:

     On behalf of Glacier Bancorp, Kalispell, Montana (the "Company"), we are transmitting the Definitive Proxy Materials for the Company's 1999 annual shareholder meeting which are being filed electronically via the EDGAR system. The definitive proxy materials for the Annual Meeting of Shareholders were sent or distributed to shareholders on or about March 30, 1999. The Proxy Materials are being forwarded pursuant to Rule 14a-6(c).

     In accordance with Rule 14a-3, seven copies of the 1998 Annual Report to Shareholders will be submitted to your office.

     In the event there are any questions concerning the enclosed materials, please feel free to contact me at (206) 340-9648.

                                                     Sincerely,

                                                     GRAHAM & DUNN

                                                     /s/ Stephen M. Klein

                                                     Stephen M. Klein
Enclosure

cc:  Glacier Bancorp, Inc.

                      [LETTERHEAD OF GLACIER BANCORP, INC.]


                                 March 31, 1999

Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting ("Annual Meeting") of Stockholders of Glacier Bancorp, Inc., a Delaware corporation and bank holding company. The Annual Meeting will be held on Wednesday, April 28, 1999, at 9:00 a.m. local time, in The Stage Room at The Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Glacier Bancorp, Inc. are sincerely appreciated.


                                   Sincerely,




     /s/JOHN S. MACMILLAN                         /s/MICHAEL J. BLODNICK

        John S. MacMillan                           Michael J. Blodnick
        Chairman                                    President and Chief
                                                    Executive Officer

                              GLACIER BANCORP, INC.
                                 49 Commons Loop
                            Kalispell, Montana 59901
                                 (406) 756-4200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1999

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Glacier Bancorp, Inc. (the "Company") will be held at The Stage Room of the Outlaw Inn, 1701 Highway 93 South, Kalispell, Montana, on Wednesday, April 28, 1999, at 9:00 a.m., local time, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect three directors of the Company for a three-year term and until their successors are elected and have qualified.

     2. AMENDMENT TO THE 1995 EMPLOYEE STOCK OPTION PLAN. A proposal to amend the 1995 Employee Stock Option Plan (as fully described in the attached Proxy Statement).

     3. AMENDMENT TO THE 1994 DIRECTORS' STOCK OPTION PLAN. A proposal to amend the 1994 Directors' Stock Option Plan (as fully described in the attached Proxy Statement).

     4. OTHER MATTERS. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors of the Company has fixed March 9, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment of such meeting.

                                              By Order of the Board of Directors

                                              /s/JAMES H. STROSAHL

                                              James H. Strosahl
                                              Secretary
March 31, 1999
Kalispell, Montana



--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                              GLACIER BANCORP, INC.
                                 49 Commons Loop
                            Kalispell, Montana 59901
                                 (406) 756-4200


                                 PROXY STATEMENT
General

     Date, Time and Place of Meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 31, 1999, for use in connection with the annual meeting of shareholders ("Annual Meeting") of Glacier Bancorp, Inc. (the "Company") to be held on Wednesday, April 28, 1999. Only those shareholders of record at the close of business on March 9, 1999 ("Voting Record Date"), are entitled to vote. The number of shares of the Company's $.01 par value common stock ("Common Stock"), outstanding on the Voting Record Date and entitled to vote at the Annual Meeting is 8,640,087.

     Solicitation of Proxies. The enclosed Proxy is solicited by and on behalf of the Company's board of directors ("Board"), with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company and its subsidiaries, Glacier Bank, Glacier Bank of Whitefish ("GBW"), Glacier Bank of Eureka ("GBE"), First Security Bank of Missoula ("FSB"), Valley Bank of Helena ("VB"), and Big Sky Western Bank ("Big Sky") (collectively, the "Subsidiaries"). Solicitation may be made through the mail, or by telephone, facsimile, or personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees, and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

Voting Rights

     Voting on Matters Presented. The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the proposals to approve the amendments to the employee and director stock option plans, stockholders may vote for the proposal, against the proposal or may abstain from voting. The affirmative vote of at least a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the approval to amend the stock option plans. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

     Voting of Proxies. Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted (i) FOR the election of all of the nominees for director; (ii) FOR the amendment to the 1995 Employee Stock Option Plan; and (iii) FOR the amendment to the 1994 Director Stock Option Plan, and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. A stockholder of the Company who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by
(i) giving written notice of revocation to the Corporate Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, Attention: Corporate Secretary. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy.

Recent Developments

     Acquisition of HUB Financial Corporation

     Effective August 31, 1998, HUB Financial Corporation ("HUB") was merged with and into the Company. As a result of the merger and share exchange with the minority shareholders of Valley Bank of Helena VB became a separate subsidiary of the Company. Consistent with the terms of the merger and share exchange agreement governing the transaction, shareholders of HUB and the minority shareholders of VB, each of whom became shareholders of the Company, will be eligible to vote at the 1999 Annual Meeting of Shareholders.

     Acquisition of Big Sky Western Bank

     Effective January 20, 1999, Big Sky Western Bank became a wholly owned subsidiary of the Company. Consistent with the terms of the agreement governing the transaction, shareholders of Big Sky who became shareholders of the Company, will be eligible to vote at the 1999 Annual Meeting of Shareholders.


                     Proposal No. 1 - Election of Directors

General

     The Certificate of Incorporation of the Company provides that the Board of Directors will be divided into three classes as nearly equal in number as possible, and that the members of each class will be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The Bylaws provide that there shall be a minimum of seven (7) and a maximum of twelve (12) directors, the exact number to be determined by resolution of the Board. The Bylaws further allow that by resolution, the Board may be increased or decreased within the minimum and maximum limits. The number of directors set by the Board is nine. Consistent with the terms of the agreement governing the merger with HUB, Fred
J. Flanders was appointed a director of the Company at the time of consummation of the merger and is up for reelection at the 1999 Annual Meeting.

     At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term expiring in 2002 and until their successors are elected and qualified. The three nominees for election as directors who were selected by the Nominating Committee of the Board of Directors are Michael J. Blodnick, Fred J. Flanders, and Harold A. Tutvedt, each of whom currently serve as directors of the Company. Darrel R. Martin, a current director of the Company, whose term expires at the 1999 Annual Meeting, has retired from the Board, and therefore, will not stand for reelection. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

Information with Respect to Nominees for Director and Continuing Directors

     The following table sets forth certain information with respect to the nominees for director for a three-year term expiring in 2002 and the continuing directors of the Company. The table includes (i) principal occupations during the past five years; (ii) the term of office; and (iii) the number and percentage of shares of Common Stock beneficially owned by each individual on January 15, 1999.

                                                                                       Amount and Nature of
                              Age as of                                               Beneficial Ownership of
                              January 15,                      Director    Term         Common Stock as of
Name                            1999       Position            Since       Expires      January 15, 1999(1)
----                            ----       --------            --------    -------    -----------------------
NOMINEES FOR DIRECTOR

Michael J. Blodnick              46        Director,            1993        1999       107,762 (1.29%)(2)
                                           President and CEO

Fred J. Flanders                 62        Director, Chairman   1998        1999        15,639 (0.19%)(3)
                                           of VB

Harold A. Tutvedt                69        Director             1983        1999       129,342 (1.54%)(4)

CONTINUING DIRECTORS

William L. Bouchee               57        Director,            1996        2000       155,323 (1.85%)(5)
                                           President of FSB

L. Peter Larson                  60        Director             1985        2000       263,630 (3.15%)

Everit A. Sliter                 60        Director             1973        2000       162,984 (1.95%)(6)

Allen J. Fetscher                53        Director, Chairman   1996        2001       147,867 (1.77%)(7)
                                           of FSB

John S. MacMillan                62        Chairman             1977        2001       192,230 (2.29%)(8)

F. Charles Mercord               67        Director             1975        2001       146,401 (1.75%)(9)

(1) Pursuant to rules adopted by the SEC under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she has or shares: (1) voting power, which includes the power to vote, or direct the voting of the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of the shares. Unless otherwise indicated, the individual has sole voting and sole investment power with respect to such holdings. Share amounts have been adjusted to reflect a 10% stock dividend paid October 1, 1998.

(2) Includes 39,473 shares held jointly with Mr. Blodnick's wife; 29,700 shares owned by Mr. Blodnick's wife; 1,324 shares which Mr. Blodnick is custodian for his children; 8,354 shares held for Mr. Blodnick's account in the Company's Pension and Profit Sharing Plans; 8,593 shares held in an IRA account for the benefit of Mr. Blodnick's wife; 229 held in a family partnership; and 20,089 shares which could be acquired within 60 days by the exercise of stock options.

(3)  Includes  12,540  shares  held in an IRA  Account  for the  benefit  of Mr.
     Flanders.

(4) Includes 69,360 shares owned jointly with Mr. Tutvedt's wife, 7,830 shares owned jointly by Mr. Tutvedt's wife and daughter; 36,986 held jointly with brother; 3,121 shares held in an IRA account for the benefit of Mr.
     Tutvedt; 2,934 shares held in an IRA account for the benefit of Mr. Tutvedt's wife; and 9,111 shares which could be acquired within 60 days by the exercise of stock options.

(5) Includes 9,323 shares which could be acquired by Mr. Bouchee within 60 days by the exercise of stock options.

(6) Includes 43,154 shares held jointly with Mr. Sliter's wife; 36,829 shares owned by Mr. Sliter's wife; 38,728 shares held in an IRA account for the benefit of Mr. Sliter; 12,865 shares held in an IRA account for the benefit of Mr. Sliter's wife; 3,986 shares held in a simplified employee pension plan; 706 shares held in a savings retirement account; 750 shares held in a family partnership; and 14,611 shares which could be acquired within 60 days by the exercise of stock options.

(7) Includes 36,768 shares owned by Mr. Fetscher's wife; 31,984 considered beneficially held as Trustee for shares held in a trust for the benefit of Mr. Fetscher's minor children; and 42,523 held by a family corporation, of which Mr. Fetscher is a principal and 2,024 shares which could be acquired within 60 days by the exercise of stock options.

(8) Includes 34,519 shares owned jointly with Mr. MacMillan's wife; 34,855 owned by Mr. MacMillan's wife; 50,100 shares held for Mr. MacMillan's account in the Company's Pension and Profit Sharing Plans; 2,426 held in an IRA account for the benefit of Mr. MacMillan; 4,241 shares held in an IRA account for the benefit of Mr. MacMillan's wife, 548 shares held in a family partnership; and 6,985 shares which could be acquired within 60 days by the exercise of stock options.

(9) Includes 96,473 shares held in an IRA for the benefit of Mr. Mercord; 19,554 shares owned by Mr. Mercord's wife; 4,873 shares held in an IRA account for the benefit of Mr. Mercord's wife; and 14,611 shares which could be acquired by the exercise of stock options.

Stockholder Nominations

     Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations by stockholders to be made in compliance with the notice provisions in that section. Written notice of a stockholder nomination for an election to be held at an annual meeting must be given either by personal delivery or by United States mail, postage prepaid to the Secretary of the Company not later than sixty days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and
(e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for director in connection with the upcoming Annual Meeting.

Background of Directors

     Michael J. Blodnick was appointed President and Chief Executive Officer of the Company in July 1998. Prior to that time, he served as the Executive Vice President and Secretary of the Company since 1994 and 1993, respectively. Mr. Blodnick is also the Chief Executive Officer of Glacier Bank, and Executive Vice President of GBE, and serves as a director of GBW, FSB,VB and Big Sky. Mr. Blodnick has been employed by the Bank since 1978.

     William L. Bouchee has served as the President and Chief Executive Officer of FSB since 1991. Mr. Bouchee is also a director of FSB and has served on the Board of Directors of the Company since 1996.

     Allen J. Fetscher was appointed to the Board of Directors of the Company in December 1996. Mr. Fetscher also serves as the Chairman of FSB. Mr. Fetscher is the President of Fetscher's Inc. He is also the Vice President of American Public Land Exchange Co., Inc. and the owner of Associated Agency, a company involved in real estate.

     Fred J. Flanders was appointed to the Board of Directors in August 1998 in connection with the acquisition of HUB. Mr. Flanders is the Chairman of the Board of VB, and served as the President of VB from 1992 to 1998. Mr. Flanders also serves as a director of Big Sky.

     L. Peter Larson has been the President and CEO of American Timber Company since 1978 and also serves as a director of GBE. Mr. Larson is the President and CEO of L. Peter Larson Co. and Glacier Gold Compost, as well as a Partner and CEO of Larson and Sparling Co., and has served as a director of the Company and/or Glacier Bank since 1985.

     John S. MacMillan, who joined the Bank in 1967, has been the Chairman of the Company since January 1, 1993. In July 1998, Mr. MacMillan retired as President, a position that he held since 1989, and Chief Executive Officer, a position that he held since 1993. Mr. MacMillan is also the Chairman of Glacier Bank, GBW and GBE, and a director of FSB and VB. Prior to 1993, he served as President and Chief Operating Officer of Glacier Bank from 1989 to July 1998, as Executive Vice President of Glacier Bank from 1979 to 1989, and has been a director of the Company and/or Glacier Bank since 1977.

     F. Charles Mercord served as President and Managing Officer of the Bank from 1977 to 1989 and as Chairman and Chief Executive Officer of Glacier Bank from 1989 until December 1992. Mr. Mercord, who joined Glacier Bank in 1961, also served as Chairman and Chief Executive Officer of the Company from 1990 until December 1992, and has been a director of the Company and/or Glacier Bank since 1975.

     Everit A. Sliter has been a partner of Jordahl & Sliter, a certified public accounting firm since 1965 and has served as a director of the Company and/or Glacier Bank since 1973.

     Harold A. Tutvedt is the owner of Harold Tutvedt Farm and served as a director of the Company and/or Glacier Bank since 1983.

Board Meetings and Committees

     The Board of Directors of the Company met 22 times during the year ended December 31, 1998. Each of the present directors attended at least 75% of the meetings of the Board of Directors held in 1998, except for Mr. Mercord who attended 73% of the meetings. The Company has established standing committees of the Board of Directors that includes an Audit Committee and a Compensation Committee.

     The Audit Committee consists of seven non-employee members of the Board of Directors of the Company, whose members include: Messrs. Fetscher, Larson, Martin, MacMillan (who was appointed in July of 1998), Mercord, Sliter (Chairman) and Tutvedt. The Audit Committee meets monthly with the Company's independent auditor to review the audit and reports, and evaluate internal controls, and at such other times as are necessary or appropriate. The Audit Committee met 12 times during 1998.

     The Compensation Committee consists of seven non-employee members of the Board of Directors of the Company whose members include: Messrs. Fetscher, Larson, Martin, MacMillan (who was appointed in July of 1998), Mercord, Sliter and Tutvedt (Chairman). The responsibilities of the Compensation Committee include reviewing management compensation, investigating new and different forms of compensation and making recommendations on compensation to the Board of Directors. The Compensation Committee met once during 1998.

     The Board of Directors of the Company acts as The Nominating Committee for selecting nominees for election as directors. The Nominating Committee met once during 1998.

Compensation of Directors

     Board Fees. The Company has established a program through which non-employee directors receive annual retainers as members of the Board. Each director earns $1,350 per month for services as a member of the Board of Directors of the Company, except that Messrs. Sliter and Larson were paid $2,246 and $1,526 per month, respectively, for additional services performed. Mr. MacMillan, as Chairman of the Board earned $2,220 per month, beginning upon his retirement July 1, 1998. Directors who are employed by the Company receive no additional compensation for their services as members of the Board.

     A similar program for directors of the Subsidiaries has been established which is commensurate with the size of the institution and the procedures of its peer and affiliate banks.

     Directors'  Stock  Option  Plan.  In  1994,  the  Board  of  Directors  and
Shareholders of the Company adopted the 1994 Directors' Stock Option Plan ("DSOP") for outside directors. Under the DSOP, 50,000 shares of Common Stock were reserved for issuance upon the exercise of nonqualified stock options granted to non-employee directors of the Company and each of the Subsidiaries, subject to appropriate adjustment for any future stock split, stock dividends, or other changes in the capitalization of the Company. Under the DSOP, directors of the Company and its Subsidiaries were each granted options to purchase shares of Common Stock at a per share price equal to the fair market value of a share of such stock on the date of grant as follows: 7,000 shares to directors of the Company; 1,500 shares to directors of GBW and GBE; and 1,000 shares to directors of FSB. Each option granted under the DSOP expires upon the earlier of five years following the date of grant or three years following the date the optionee ceases to be a director, except in the event of death, in which case the period is one year from the date of death. In 1998, no options to purchase shares of the Company's Common Stock were granted to directors and 12,000 shares were issued pursuant to the exercise of options. At the 1999 Annual Meeting, the shareholders will be asked to approve amendments to the DSOP. See "Proposal No. 3 - Amendments to 1994 Directors' Stock Option Plan."

     Flanders Employment Agreement. Effective August 31, 1998, the Company and VB entered into a two-year employment agreement with Fred J. Flanders, as President of VB, that provides for severance benefits payable to Mr. Flanders if he should be improperly terminated or voluntarily terminates his employment for good reason following a change in control. In the event of termination after a change in control, as defined in the agreement, Mr. Flanders would be entitled to receive an amount equal to one year's annual compensation, plus benefits. In addition, upon termination with VB, Mr. Flanders is prohibited from competing with the Company or VB for a period of two years from termination (up to three years from the effective date of the acquisition of VB).


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

Executive Officers who are not Directors

     The following table sets forth information with respect to the executive officers who are not directors or nominees for director of the Company, and executive officers and directors as a group. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                                                                                       Amount and Nature of
                                                                                     Beneficial Ownership of
                                                                                        Common Stock as of
Name and Age                     Position                                               January 15, 1999*
------------                     --------                                            -----------------------
James H. Strosahl, 57            Executive  Vice   President,   Chief  Financial             33,349(1)
                                 Officer,   Secretary   and   Treasurer  of  the               0.40%
                                 Company;   Senior  Vice   President  and  Chief
                                 Financial  Officer  of Glacier  Bank;  employed
                                 since 1993

Stephen J. Van Helden, 49        President of Glacier Bank; employed since 1974             102,935(2)
                                                                                               1.23%
Executive officers and directors                                                          1,575,537(3)
as a group (12 individuals)                                                                   18.81%

----------
* Share amounts have been adjusted to reflect a 10% stock dividend paid October 1, 1998.

(1) Includes 13,726 shares held jointly with Mr. Strosahl's wife with whom voting and dispositive power is shared; 9,777 shares held in an IRA account; and 9,846 shares which could be acquired within 60 days by the exercise of stock options

(2) Includes 49,765 shares held jointly with Mr. Van Helden's wife with whom voting and dispositive power is shared; 39,317 shares held in the Company's Pension and Profit Sharing Plans; 220 held in a trust for his son; 50 shares owned by the Affordable Housing Foundation, of which Mr. Van Helden is the Chairman, and 13,583 shares which could be acquired within 60 days by the exercise of stock options.

(3) Includes 118,075 shares beneficially held by Darrel R. Martin, who will retire from the Board of Directors effective at the 1999 Annual Meeting, and 103,813 shares held by executive officers and directors as a group, which could be acquired within 60 days by the exercise of stock options.

Beneficial Owners

     The following table includes information concerning the only persons or entities, including any "group" as that term is used in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

                                   Amount and Nature
Name and Address of                  of Beneficial
Beneficial Owner                      Ownership (1)         Percent of Class
----------------                      -------------         ----------------
T. Rowe Price Associates, Inc.         773,570 (2)                9.24%
100 E. Pratt Street
Baltimore, Maryland  21202

----------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2) Based on an amended Schedule 13G filed under the Exchange Act. These securities are owned by various individual and institutional investors including the T. Rowe Price Small Cap Fund, Inc., (which owns 429,000 shares, representing 5.1% of the outstanding shares), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for the year ended December 31, 1998 for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and the four most highly compensated executive officers of the Company whose total compensation during the last fiscal year exceeded $100,000.

                                            Summary Compensation Table

=================================================================================================================================
                                                         Annual Compensation                     Long Term Compensation
                                               -----------------------------------------   --------------------------------------
                                                                                              Awards      Payouts
                                                                                           ------------  ----------
                                                                                           Securities
Name and                                                                     Other Annual  Underlying       LTIP       All Other
Principal Position                    Year     Salary (1)     Bonus (2)      Compensation    Options       Payouts    Compensation
                                                                                 (3)                       (4)(5)
---------------------------------------------------------------------------------------------------------------------------------
John S. MacMillan (6)                 1998      $143,893      $      0             0         6,985             0         $ 27,213
  Chairman of the Board               1997       189,616        80,000             0         9,323             0           46,426
                                      1996       179,615       110,000             0        10,766             0           23,588
---------------------------------------------------------------------------------------------------------------------------------
Michael J. Blodnick                   1998      $171,346      $ 50,000             0         6,985             0         $ 36,244
  President and Chief                 1997       164,423        50,000             0         9,323             0           41,707
  Executive Officer                   1996       148,846        75,000             0        10,766             0           20,857
---------------------------------------------------------------------------------------------------------------------------------
William L. Bouchee                    1998      $132,378      $ 21,437             0         6,985             0         $ 24,153
  President, First Security           1997       106,692        18,739             0         9,323             0           19,211
  Bank
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Van Helden                 1998      $105,539      $ 30,000             0         6,985             0         $ 20,580
  President, Glacier Bank             1997        84,938        30,000             0         9,323             0           17,146
                                      1996        77,346        40,000             0         7,260             0           17,362
---------------------------------------------------------------------------------------------------------------------------------
James H. Strosahl                     1998      $ 84,248      $ 30,000             0         4,656             0         $ 17,878
  Executive Vice President,           1997        76,729        28,000             0         6,216             0           16,825
  Chief Financial Officer,            1996        69,934        32,500             0         7,260             0           13,905
  Treasurer and Secretary
=================================================================================================================================

----------
(1)  Includes  $6,733,  $10,474  and $7,729  deferred,  and  earnings on amounts
     previously   deferred  by  Messrs.   MacMillan,   Blodnick  and   Strosahl,
     respectively, pursuant to the Company's Deferred Compensation Plan.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles and the payment of certain club dues. In the opinion of management of the Company the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Includes awards granted pursuant to the Company's Incentive Stock Option Plans. Amounts have been adjusted to reflect a 10% stock dividend paid October 1, 1998.

(4) Includes amounts allocated or paid by the Company during the year ended December 31, 1998 on behalf of Messrs. MacMillan, Blodnick, Bouchee, Van Helden and Strosahl pursuant to the Company's noncontributory defined contribution "Money Purchase" Pension Plan, 401(k), Profit Sharing and SERP in the amounts of $25,056, $35,200, $22,674, $19,954 and $16,654, respectively.

(5) Includes life insurance premiums paid by the Company during the year ended December 31, 1998 on behalf of Messrs. MacMillan, Blodnick, Bouchee, Van Helden and Strosahl in the amounts of $2,157, $1,044, $1,479, $626 and $1,224, respectively.

(6) Reflects salary paid to Mr. MacMillan in 1998 as President and Chief Executive Officer until his retirement in July 1998.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans awarded to the named executive officers during the year ended December 31, 1998.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

====================================================================================================================================
                                                                                                       Potential Realizable Value
                                                                                                        at Assumed Annual Rates
                                                                                                       of Stock Price Appreciation
                                                  Individual Grants                                        for Option Term(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             Number of
                                             Securities     % of Total
                                             Underlying      Options
                                              Options        Granted       Exercise     Expiration
         Name                                Granted (2)    to Employees    Price(3)       Date               5%              10%
------------------------------------------------------------------------------------------------------------------------------------
John S. MacMillan                             6,985            4.7%        $   22.16       1/28/03          $42,750          $97,370
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Blodnick                           6,985            4.7%        $   22.16       1/28/03          $42,750          $97,370
------------------------------------------------------------------------------------------------------------------------------------
William L. Bouchee                            6,985            4.7%        $   22.16       1/28/03          $42,750          $97,370
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Van Helden                         6,985            4.7%        $   22.16       1/28/03          $42,750          $97,370
------------------------------------------------------------------------------------------------------------------------------------
James H. Strosahl                             4,656            3.5%        $   22.16       1/28/03          $28,495          $64,905
====================================================================================================================================

----------
(1) The potential realizable value portion is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five-year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.

(2) The options were granted on January 28, 1998 and vest over two years from the date of grant. The Company's stock option plan is administered by a Committee of the Board of Directors, which determines to whom options are granted, as well as the number of shares and the exercise price. Options are granted at the fair market value and are exercisable for a period up to five years. Options may be exercised for a period of 90 days following termination of employment and for one year following death or disability, or upon the original expiration date, whichever is earlier. The share amounts have been adjusted to reflect a 10% stock dividend paid on October 1, 1998.

(3) The exercise price was based on the market price of the Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal Year

     The following table sets forth certain information concerning exercises of stock options pursuant to the Company's stock option plans by the named executive officers during the year ended December 31, 1998 and stock options held at year end.

=============================================================================================================================
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND YEAR END OPTION VALUES
=============================================================================================================================
                                                                         Number of                        Value of
                                                                        Unexercised                Unexercised Options at
                                   Shares                           Options at Year End(1)                Year End(2)
                                Acquired on      Value
        Name                    Exercise(1)     Realized
                                                                 ----------------------------    ----------------------------
                                                                 Exercisable    Unexercisable    Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
John S. MacMillan                  2,983         $ 48,444            6,985                0         $151,050         $      0
                                  10,766          100,770
                                   9,323           48,573
-----------------------------------------------------------------------------------------------------------------------------
Michael J. Blodnick                3,083         $ 52,565           10,766           16,308         $232,815         $352,660
-----------------------------------------------------------------------------------------------------------------------------
William L. Bouchee                13,266         $271,024                0           16,308         $      0         $352,660
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Van Helden              3,000         $ 30,990            4,260           16,308         $ 92,122         $352,660
-----------------------------------------------------------------------------------------------------------------------------
James H. Strosahl                  3,630         $ 38,601            3,630           10,872         $ 78,499         $235,107
=============================================================================================================================

----------
(1) The share amounts have been adjusted to reflect a 10% stock dividend paid October 1, 1998.

(2) The average of the high and low sales prices of a share of Common Stock as reported on the NASDAQ National Market System on December 31, 1998 was $21.625.

Employment Agreements

     Blodnick Employment Agreement. On August 31, 1996, the Company and Glacier Bank, following approval of the Board of Directors, entered into an employment agreement ("Agreement") with Mr. Blodnick. The Agreement terminates annually on August 31st (the anniversary date) and is renewable on an annual basis on the anniversary date, and each anniversary date thereafter, upon recommendation of the Board of Directors, unless certain advance notice is given, or upon a change in control (as defined), in which case the Agreement is automatically extended for an additional year. Under the Agreement, Mr. Blodnick is entitled to receive a minimum annual base salary, which may be adjusted, as appropriate, by the Compensation Committee. The Agreement provides that, subsequent to a change in control, if Mr. Blodnick is discharged otherwise than for cause (as defined) or resigns for good reason, e.g., a significant diminution of responsibility or adverse change in working conditions, then he is entitled to his full compensation for three years. In addition, the Agreement restricts Mr. Blodnick from competing with the Company or its Subsidiaries during the term of the Agreement.

     Severance Agreements. The Company and Glacier Bank entered into agreements with each of Messrs. Strosahl and Van Helden. These agreements are for an initial one year term, which is extended each year for an additional year upon the review and approval of the Boards of Directors of the Company and Glacier Bank, and provides for severance benefits payable to Messrs. Strosahl and Van Helden if either party is improperly terminated or voluntarily terminates his or her employment for good reason following a change in control of the Company. Messrs. Strosahl and Van Helden are entitled to receive annual salaries, which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, each of Messrs. Strosahl and Van Helden would be entitled to receive two times his annual compensation payable over 24 months.

     Bouchee Employment Agreement. On August 9, 1996, FSB entered into a three-year employment agreement with Mr. Bouchee that provides for severance benefits payable to Mr. Bouchee if he should be improperly terminated or voluntarily terminates his employment for good reason following a change in control. Mr. Bouchee is entitled to receive an annual salary, which may be adjusted, as appropriate, by the Compensation Committee. In the event of termination after a change in control, as defined in the agreement, Mr. Bouchee would be entitled to receive an amount equal to one year's annual compensation, payable in one lump sum, as well as insurance benefits and pension and 401(k) contributions for a year following termination.

Deferred Compensation Plan

     In December, 1995, the Board of Directors adopted a Deferred Compensation Plan ("DCP") for directors and certain officers and key employees, as designated by resolution of the Board of Directors. The DCP generally provides for the deferral of certain taxable income earned by participants in the DCP. Non-employee directors may elect to have any portion of his or her director's fees deferred. Designated officers or key employees may elect to defer annually under the DCP up to 25% of his or her salary to be earned in the calendar year, and up to 100% of any cash bonuses.

Supplemental Executive Retirement Plan

     In December, 1995, the Board of Directors adopted a nonqualified and nonfunded Supplemental Executive Retirement Plan ("SERP") for senior executive officers. The SERP is intended to supplement payments due to participants upon retirement under the Company's other qualified plans. The SERP generally provides that the Company will credit qualified participants' account on an annual basis, an amount equal to employer contributions that would have otherwise been allocated to the executive's accounts under the tax-qualified plans were it not for limitations imposed by the Internal Revenue Service, or participation in the deferred compensation plan. Messrs. MacMillan, Blodnick, Bouchee and Strosahl are the only participants in the SERP. Messrs. MacMillan, Blodnick, Bouchee and Strosahl received an allocation under the plan in the amounts of $5,558, $15,702, $1,903 and $1,802, respectively, for the fiscal year 1998.

1989 Incentive Stock Option Plan

     In 1989, the Company adopted and the shareholders approved the 1989 Incentive Stock Option Plan (the "1989 Plan") which authorized the grant and issuance of 316,151 shares of Common Stock (as adjusted for subsequent stock splits and dividends) to key employees of the Company. At December 31, 1998, all options to purchase shares under the 1989 Plan have been granted and no shares remain available for future grants. The 1989 Plan was supplemented by the 1995 Employee Stock Option Plan as described below.

1995 Employee Stock Option Plan

     At the 1995 Annual Meeting, the shareholders adopted the 1995 Employee Stock Option Plan (the "1995 Plan"). The 1995 Plan is administered by the Board of Directors (or a Committee appointed by the Board). It allows stock options to be granted to key employees of the Company in any combination up to an aggregate of 507,779 shares of Company Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company. The 1995 Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options.

     As of December 31, 1998, options to purchase an aggregate of 345,444 shares have been granted and 162,335 shares remain available for further grant. At the 1999 Annual Meeting, the shareholders will be asked to approve amendments to the 1995 Plan. See "Proposal No. 2 - Amendments to 1995 Employee Stock Option Plan."

Report of the Compensation Committee

     The Compensation Committee of the Board of Directors of the Company is composed of Committee Chairperson Harold Tutvedt, Allen J. Fetscher, L. Peter Larson, Darrel R. Martin, John S. MacMillan, F. Charles Mercord and Everit A. Sliter.

     The Company, acting through the Committee, believes compensation of its Executives and other key personnel should reflect and support the goals and strategies of the Company.

     The Committee's objectives in determining executive compensation are to attract, reward and retain key executive officers; and to motivate executive officers to perform to the best of their abilities and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing stockholder value. To further these objectives, the Committee has adopted the following policies:

     o The Company will compensate competitively with the practices of peer groups, and like performing financial companies;

     o Performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation; with due regard to financial performance relative to peer groups;

     o The attainment of realizable but challenging objectives will determine performance-based compensation; and o The Company will encourage executive officers to hold substantial, long-term equity stakes in the Company so that the interest of executive officers will coincide with the interest of stockholders - accordingly stock options will constitute a significant portion of compensation.

     Elements of the Company's compensation of executive officers are: (1) Base salary and bonuses, (2) Incentive compensation in the form of stock options granted under the Company's 1995 Incentive Stock Option Plan, (3) Salary Deferral Plan, and (4) Other compensation and employee benefits generally available to all employees of the Company, such as health, life and long term disability insurance and employee contributions under the Company's 401-K and Pension Plans.

     The Committee believes the Company's goals are best supported by attracting and retaining well-qualified executive officers and other personnel through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to the Company's success, with a special emphasis on aligning the interests of executive officers and other personnel with those of the Company's shareholders.

                        Executive Compensation Committee
       Harold Tutvedt (Chairperson) o Allen J. Fetscher o L. Peter Larson Darrel R. Martin o John S. MacMillan o F. Charles Mercord o Everit A. Sliter

                                PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total return of the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the Standard & Poor's ("S&P") 500 Composite Index and (ii) the SNL Bank Index comprised of banks between
$500M-$1B. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


     -----------------------------------------------------------------------
                     Glacier Bancorp Stock Price Performance
     -----------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                                                       Period Ending
                                       ---------------------------------------------------------------------------
Index                                  12/31/93     12/31/94     12/31/95      12/31/96     12/31/97      12/31/98
------------------------------------------------------------------------------------------------------------------
Glacier Bancorp, Inc.                   $100.00      $ 89.77      $124.97      $171.24       $268.95      $266.23
S&P 500                                 $100.00      $101.32      $139.39      $171.26       $228.42      $293.69
SNL $500M-$1B Bank Index                $100.00      $106.76      $141.74      $177.19       $288.03      $283.20

                          TRANSACTIONS WITH MANAGEMENT

Certain Transactions

     Jordahl & Sliter, a certified public accounting firm in which Everit A. Sliter is a partner, performs tax services for the Company in the ordinary course of business. The Company believes that these services have been provided on terms which are no less favorable than which could have been obtained in dealings with non-affiliates and that any future transactions will be conducted on such basis.

Employee Loan Program

     Federal regulations require that all loans or extensions of credit to executive officers and directors of the Company and the Subsidiaries must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other nonaffiliated persons and must not involve more than the normal risk of repayment or present other unfavorable features. The regulations authorize that a bank may make extensions of credit pursuant to a benefit or compensation program that (i) is available to all employees of the bank or its affiliates; and (ii) does not give preference to any insider over other employees of the bank or its affiliates. The regulations govern the amount of credit that a bank may extend to an insider, and, in those instances where the loan exceeds the allowed limit, requires that (i) the loan be approved by a majority of the board of directors; and (ii) the insider abstain from participating directly or indirectly in the voting.

     The Company has adopted an Employee Loan Program, providing that loans be made to executive officers and directors and all other employees of the Company and its Subsidiaries on equal terms. Set forth below is certain information as of December 31, 1998 relating to loans which, in the aggregate, exceed $60,000 and which were made on preferential terms, as explained above, to executive officers and directors of the Company. All loans are secured by real estate, except as noted. The table does not include loans which have been made on the same terms, including interest rates and collateral, as those made to non-affiliated parties and which in the opinion of management do not involve more than the normal risk of repayment or present other unfavorable features.

                                           Largest Aggregate
                           Nature of         Amount during                           Interest      Note Rate at
                          Transaction      January 1, 1998 to      Balance at         Rate to      December 31,
        Name            and Indebtedness   December 31, 1998   December 31, 1998    Employee(1)       1998(2)
        ----            ----------------   -----------------   -----------------    -----------    ------------
Michael J. Blodnick,   First Mortgage on         46,232              42,767            5.61%          7.55%
President and CEO      primary residence
                       Home Equity Line          49,804              49,091            8.25%          9.25%
                       (2nd)

John S. MacMillan      First Mortgage on         50,000              49,674            5.45%          7.05%
Chairman               primary residence
                       Home Equity Line          32,046              18,617            8.50%          9.25%
                       (2nd)

F. Charles Mercord,    First Mortgage on        147,338             140,622            5.45%          7.87%
Director               primary residence
                       Home Equity Line          58,388              57,988            7.75%          8.75%
                       (2nd)


                                           Largest Aggregate
                           Nature of         Amount during                           Interest      Note Rate at
                          Transaction      January 1, 1998 to      Balance at         Rate to      December 31,
        Name            and Indebtedness   December 31, 1998   December 31, 1998    Employee(1)       1998(2)
        ----            ----------------   -----------------   -----------------    -----------    ------------
Everit A. Sliter,      First Mortgage on          86,427             81,039            5.61%          8.23%
Director                primary residence
                       Home Equity Line           58,381             57,899            8.25%          9.25%
                       (2nd)

James H. Strosahl,     First Mortgage on         168,029            159,971            5.45%          7.87%
Executive Vice         primary residence
President, CFO,        Home Equity Line           49,548             22,371            8.25%          9.25%
Treasurer and          (2nd)
Secretary

Stephen J. Van         First Mortgage on         148,115            145,604            5.61%          7.48%
Helden, President,     primary residence
Glacier Bank           Home Equity Line           58,100             42,201            7.14%          8.14%
                       (2nd)

----------
(1) This reflects borrowing to finance home improvements or to purchase homes and is 1% above Glacier Bank's cost of money. For Home Equity Line, the rate charged is 1% less than the rate charged to non-employees.

(2) This will become the applicable interest rate if the officer or director's employment with the Company is resigned or otherwise terminated.


          Proposal No. 2 - Amendment to 1995 Employee Stock Option Plan

     In 1995, the Company adopted, and the shareholders approved, the 1995 Employee Stock Option Plan. As described in "Executive Compensation - 1995 Employee Stock Option Plan" the 1995 Plan currently provides that up to 507,779 shares of Common Stock be available for issuance pursuant to the grant of stock options, as adjusted for stock splits and stock dividends. The Company believes that the 1995 Plan has contributed to the Company's ability to attract and retain valued key employees, thereby strengthening their incentive to achieve the objectives of the Company's shareholders.

     Subject to shareholder approval, the Board of Directors has approved certain amendments to the 1995 Plan that will (i) increase the number of shares available under the 1995 Plan by 600,000 shares, to an aggregate of 1,107,779 shares; and (ii) allow for the cashless exercise of stock options.

     The following is a summary  description  of certain  provisions of the 1995
Plan:

     o Section 6(f) would be amended to allow for the cashless exercise of stock options as follows:

          (f) Manner of Exercise. An Option shall be deemed to be exercised when written notice of exercise has been given to Bancorp in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment for the shares of Common Stock specified in the notice. The Option price is payable upon exercise of the Option, in either (i) U.S. dollars, (ii) effective as February 24, 1999, Common Stock, or (iii) if approved by the Board, other consideration (including services or other property).

     The Board believes that it is desirable to have this flexibility permitted under the 1999 Plan so that, at the discretion of the Board, an employee, could, for example, exercise an option using Company Common Stock previously acquired as payment toward the exercise price of the stock option.

     Participants. Employees that the Board or the Committee determines to be "key employees" of the Company or its Subsidiaries are eligible to participate in the 1995 Plan.

     Administration of the Plan. The 1995 Plan is administered by the Board of Directors (or a Committee appointed by the Board). It allows additional stock options to be granted in any combination up to an aggregate of 1,107,779 shares of Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company. The Board believes that stock options are an important element in attracting and incenting the best employees available. The Board also believes that stock ownership by employees also more closely aligns their interests with those of the shareholders. The 1995 Plan provides for the issuance of options which qualify as "incentive stock options" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options ("NQSO").

     Term of Plan. The 1995 Plan will expire in the year 2005. The Board of Directors has the authority to terminate the 1995 Plan at any time. The 1995 Plan may subsequently be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan, or (ii) change the class of employees who may be granted options, without shareholder approval.

     Grant and Price of Options. The Board of Directors (or a committee of the Board) will determine the terms and conditions of the options granted under the 1995 Plan, including the price, the date or conditions upon which the options become exercisable and the termination date (subject to the terms of the plan).

     The 1995 Plan provides that the exercise price of any option granted under the 1995 Plan may be no less than the greater of the fair market value or net book value of the stock at the date the option is granted. The exercise price of an ISO may not be less than the fair market value of the Common Stock at the date the option is granted, and in some cases must be at least 110% of such fair market value. No option may in any event be exercisable more than ten years from the date of the grant of such option, and under certain circumstances ISOs may not be exercisable more than five years from the date of grant.

     Federal Tax Treatment. The 1995 Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options. Holders of incentive stock options incur no tax (and the Company is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an incentive stock option is sold, the holder incurs tax at capital gain rates. In order to qualify under Section 422, incentive stock options are subject to a number of restrictions, including the following: (i) the option price may not be less than the fair market value of the stock at the time the option is granted, and (ii) the market value of the stock for which an employee's incentive stock options become exercisable in any year may not exceed $100,000.

     Vote Required and Director's Recommendation. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual meeting will be required to approve the amendments to the 1995 Plan.

     The Board of Directors unanimously recommends a vote FOR the proposed amendments to the 1995 Employee Stock Option Plan.

        Proposal No. 3 - Amendments to 1994 Directors' Stock Option Plan

     The Company has maintained a stock option plan for the benefit of nonemployee directors since 1994. As described in "Compensation of Directors - Directors' Stock Option Plan" the DSOP currently provides that up to 90,750 shares of the Company's Common Stock be available for issuance pursuant to the grant and exercise of stock options, as adjusted for stock dividends and splits.

     Subject to shareholder approval, the Board of Directors has approved amending the DSOP to (i) increase the number of shares available under the DSOP by 100,000 shares to an aggregate of 190,750 shares; and (ii) extending the term of the DSOP to fifteen years. The Board believes that having additional shares available for future stock option grants to directors is important, particularly, as the Company continues to grow and expand. The Board believes that stock options are an important component of director compensation designed to further align the interests of directors with those of the shareholders.

     Administration of the DSOP. The DSOP is administered by the Board of Directors (or a committee of the Board). Options may be granted only to nonemployee directors. The DSOP will allow additional stock options to be granted for a total of 190,750 shares of Company Common Stock, subject to appropriate adjustments for any stock splits, stock dividends or other changes in the capitalization of the Company.

     Grant and Price of Options. All options granted under the DSOP are nonqualified stock options. The DSOP provides that the exercise price of options must be equal to the greater of (i) the par value of the Common Stock, and (ii) the fair market value of the Company's Common Stock on the date of grant.

     Term of Plan and Options. The DSOP has a term of fifteen years and will expire in year 2014. All options granted under the DSOP will expire not more than five years from the date of grant, and will become vested and exercisable six months from the date of grant. The Board of Directors would have the authority to terminate the DSOP at any time. The DSOP may be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares that may be issued pursuant to the DSOP, or (ii) change the class of individuals who may be granted options, without shareholder approval.

     Federal Tax Treatment. While no taxable income is recognized upon the grant of a nonqualified stock option, recipients will generally recognize ordinary income equal to the fair market value of the shares on the date of exercise over the exercise price. The amount of such income would be a deductible compensation expense for the Company.

     Vote Required and Director's Recommendation. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual meeting will be required to approve the amendments to the DSOP.

     The Board of Directors unanimously recommends that you vote FOR the amendments to the 1994 Director Stock Option Plan.

                COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

     Section 16(a) of 1934 Act, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company 's Common Stock file reports with the SEC with respect to beneficial ownership of the Company's securities. The Company has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

     Based solely upon The Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1998, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) on a timely basis, except that Mr. Bouchee inadvertently failed to file a Form 4 to report the sale of 5,766 shares in December 1998; Mr. Mercord inadvertently failed to file a Form 4 to report the sale of 1,475 shares in September 1998; and Mr. Strosahl inadvertently failed to file a Form 4 to report the exercise of an option for 3,630 shares in December 1998. All required forms have subsequently been filed to report these transactions.

                                    AUDITORS

         KPMG LLP, independent auditors, performed the audit of the consolidated financial statements for the Company and its Subsidiaries for the year ended December 31, 1998. Representatives of KPMG LLP will be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2000 annual shareholder's meeting must be received by the Secretary of the Company before December 1, 1999, for inclusion in the 2000 Proxy Statement and form of proxy. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting Of Stockholders. In addition, if the Company receives notice of a shareholder proposal after February 14, 2000, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                                 ANNUAL REPORTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 ("Annual Report"). The Annual Report is not a part of the proxy solicitation materials for the Annual Meeting.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 1998. Upon written request and a payment of a copying charge of 10 cents per page, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, Attention: Corporate Secretary. The Annual Report on Form 10-K is not a part of the proxy solicitation materials for the Annual Meeting.

March 31, 1999                          BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/ JAMES H. STROSAHL

                                        James H. Strosahl, Secretary

     GLACIER BANCORP, INC.
     PROXY
     PLEASE SIGN AND RETURN IMMEDIATELY

     This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints John S. MacMillan and Michael J. Blodnick and each of them (with full power to act alone), my Proxies, with full power of substitution as Proxy, and hereby authorize Messrs. MacMillan and Blodnick to represent and to vote, as designated below, all the shares of common stock of Glacier Bancorp, Inc., held of record by the undersigned on March 9, 1999, at the Annual Meeting of Shareholders to be held on April 28, 1999, or any adjournment of such Meeting.

1.   ELECTION OF DIRECTORS

     A. I vote FOR all nominees listed below (except as marked to the contrary below) |_|

          I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below:

          Michael J. Blodnick         Fred J. Flanders         Harold A. Tutvedt

     B.   I WITHHOLD AUTHORITY to vote for all nominees listed above. |_|

2.   APPROVAL OF AMENDMENTS TO 1995 EMPLOYEE STOCK OPTION PLAN.

     To consider and vote on amendments to the 1995 Employee Stock Option Plan.

          FOR |_|                     AGAINST |_|              ABSTAIN |_|

3.   APPROVAL OF AMENDMENTS TO 1994 DIRECTORS' STOCK OPTION PLAN.

     To consider  and vote on  amendments  to the 1994  Directors'  Stock Option
     Plan.

          FOR |_|                     AGAINST |_|              ABSTAIN |_|

4. WHATEVER OTHER BUSINESS may properly be brought before the Meeting or any adjournment thereof.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

     Management knows of no other matters that my properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote "FOR" the listed proposals.




___________________, 1999               ___________________, 1999




-------------------------------------   -------------------------------------
Signature of Shareholder                Signature of Shareholder


-------------------------------------   -------------------------------------
Print Name                              Print Name


                           ALL JOINT OWNERS MUST SIGN.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE